UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 1 , 2003

FLAG Telecom Group Limited

(Exact Name of Registrant as Specified in Charter)

Bermuda	000-29207	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	1- (441) 296-0909

N/A

 (Former name or former address, if changed since last report)

ITEM 9.                                                     Regulation FD Disclosure

A press clipping on “Total Telecom” on July 31, 2003 about FLAG Telecom Group Limited (the “Registrant”) is furnished herewith and incorporated by reference herein.

ITEM 7.                                                     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                                                                                  Exhibits

Exhibit No.	Description

99.1	Press clipping dated July 31, 2003 as released on “Total Telecom”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAG TELECOM GROUP LIMITED
(Registrant)

Date:	August 1, 2003	s/ Kees van Ophem
		Name:	Kees van Ophem
		Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press clipping dated July 31, 2003 as released on “Total Telecom”.